Exhibit 99.2

SCANA CORPORATION Third Quarter 2010

2 SCANA CORPORATION Safe Harbor Statement Statements included in this presentation which are not statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning key earnings drivers, customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions, financing activities, access to sources of capital, impacts of the adoption of new accounting rules and estimated construction and other expenditures. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment; (2) regulatory actions, particularly changes in rate regulation, regulations governing electric grid reliability and environmental regulations; (3) current and future litigation; (4) changes in the economy, especially in areas served by subsidiaries of SCANA Corporation (SCANA); (5) the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets; (6) growth opportunities for SCANA’s regulated and diversified subsidiaries; (7) the results of short- and long-term financing efforts, including future prospects for obtaining access to capital markets and other sources of liquidity; (8) changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies; (9) the effects of weather, including drought, especially in areas where the Company’s generation and transmission facilities are located and in areas served by SCANA's subsidiaries; (10) payment by counterparties as and when due; (11) the results of efforts to license, site, construct and finance facilities for baseload electric generation; (12) the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power; (13) the availability of skilled and experienced human resources to properly manage, operate, and grow the Company’s businesses; (14) labor disputes; (15) performance of SCANA’s pension plan assets; (16) higher taxes; (17) inflation; (18) compliance with regulations; and (19) the other risks and uncertainties described from time to time in the periodic reports filed by SCANA or South Carolina Electric & Gas Company (SCE&G) with the United States Securities and Exchange Commission (SEC). The Company disclaims any obligation to update any forward-looking statements.

3 SCANA CORPORATION Note (1): In the first quarter of 2010, pursuant to authorization by the Public Service Commission of South Carolina in connection with its annual review of fuel cost and rates, the Company accelerated the recognition of previously deferred state income tax credits in the amount of $17 million (thereby lowering income tax expense), and recorded an offsetting reduction of 2010’s recovery of fuel costs (electric revenue). These offsetting decreases had no effect on income available to common shareholders. Note (2): In May 2010, SCANA entered into an equity forward sales agreement. During periods when the average market price of SCANA’s 2010 Variances vs. 2009 Quarter Ended Nine Months Ended September 30, 2010 September 30, 2010 Electric Margin (1) .14 .32 Natural Gas Margin .01 .14 Operation & Maintenance Expense (.01) (.09) Interest Expense (Net of AFUDC) (.03) (.09) Property Taxes (.02) (.06) Depreciation (.01) (.02) Impact of Changes in Shares Outstanding (.03) (.06) EIZ State Income Tax Benefit (including interest) (.11) (.11) Income Taxes (Other than EIZ) .04 .00 Other, Net (.02) (.01) Total, Basic (.04) .02 Additional Dilution re: potential common stock(2) (.01) (.01) Total, Diluted (.05) .01common stock is above the per share adjusted forward sales price, the Company computes diluted earnings per share giving effect to this dilutive potential common stock using the treasury stock method. Earnings $0.80 (2010) vs. $0.84 (2009) EPS (Basic) for the Third Quarter $2.25 (2010) vs. $2.23 (2009) EPS (Basic) for Year-to-Date

4 Electric Operating Statistics SCANA CORPORATION Electric Operations: Quarter Ended September 30, 2010 2009 % Change Sales (Million KWH) Residential 2,603 2,350 10.8 Commercial 2,236 2,112 5.9 Industrial 1,568 1,447 8.4 Other 167 158 5.7 Total Retail Sales 6,574 6,067 8.4 Wholesale 583 586 (0.5) Total Sales 7,157 6,653 7.6 Electric Operations: Nine Months Ended September 30, 2010 2009 % Change Sales (Million KWH) Residential 6,883 6,153 11.9 Commercial 5,921 5,676 4.3 Industrial 4,414 4,014 10.0 Other 440 429 2.6 Total Retail Sales 17,658 16,272 8.5 Wholesale 1,484 1,587 (6.5) Total Sales 19,142 17,859 7.2 Customers (Period-End, Thousands) 660 654 0.9

5 Gas Operating Statistics SCANA CORPORATION Natural Gas Operations: Nine Months Ended September 30, 2010 2009 % Change Sales (Thousand Dekatherms): Residential 50,922 44,215 15.2 Commercial 28,412 27,244 4.3 Industrial 134,585 119,539 12.6 Total Retail Sales 213,919 190,998 12.0 Sales for Resale 5,561 7,443 (25.3) Total Sales 219,480 198,441 10.6 Transportation Volumes 111,217 99,688 11.6 Customers (Period-End, Thousands) 1,222 1,208 1.2 Natural Gas Operations: Quarter Ended September 30, 2010 2009 % Change Sales (Thousand Dekatherms): Residential 3,962 4,293 (7.7) Commercial 5,352 5,622 (4.8) Industrial 53,353 41,318 29.1 Total Retail Sales 62,667 51,233 22.3 Sales for Resale 1,289 1,808 (28.7) Total Sales 63,956 53,041 20.6 Transportation Volumes 36,006 31,779 13.3

6 Earnings per Share by Company SCANA CORPORATION Quarter Ended September 30, Nine Months Ended September 30, 2010 2009 2010 2009 SC Electric & Gas $ .87 $ .89 $1.89 $1.89 PSNC Energy (.04) (.04) .20 .22 SCANA Energy – Georgia (.02) (.02) .17 .13 Corporate and Other (.01) .01 (.01) (.01) Basic EPS $ .80 $ .84 $2.25 $2.23 Diluted EPS $ .79 $ .84 $2.24 $2.23

8 SCANA CORPORATION 5- Year Credit Facility $400 $250 $250 $200 $- $250 $500 $750 $1,000 $1,250 $1,500 Previous Millions of Dollars $700 $400 $100 $300 $- $250 $500 $750 $1,000 $1,250 $1,500 New Millions of Dollars SCANA PSNC SCFC SCE&G

$1.1 Billion $1.5 Billion

9 BLRA – June 2010 Quarterly Filing * SCANA CORPORATION Forecast Item Projected @ 6/30/2010 (Five-Year Average Rates) As Forecasted Or Approved In Order 2010-12 Change Gross Construction $6,226,742 $6,875,315 ($648,573) Less: AFUDC $329,766 $315,739 $14,027 Total Project Cash Flow $5,896,976 $6,559,576 ($662,600) Less: Escalation $1,362,230 $2,024,829 ($662,600) Capital Cost, 2007 Dollars $4,534,747 $4,534,747 $0 Chart B: Reconciliation of Capital Cost ($000) Project Milestones % Total Milestones Completed 53 out of 146 36% “Forecasted escalation costs will vary as escalation indices are revised” * These figures include the $438 million contingency. Earlier this year, the South Carolina Supreme Court ruled that the contingency reserve of $438 million under the Base Load Review Act order could not be pre-approved as the Public Service Commission of South Carolina (PSC) had done. Instead, the Company is now required to submit costs above its base budget for approval by the PSC as they are identified to specific budget items. The Company anticipates filing within the next 30 days for an amount estimated to be between $150 million and $200 million, in 2007 dollars. The costs in question would be incurred over the course of the construction project which is scheduled to be completed in 2019. The Company still anticipates completing the project within the original budget estimate that included the contingency projection of $438 million and is simply responding to the court's decision by seeking commission approval to reclassify these costs from contingency funds to specific budget categories.

Overview of Key Provisions 9 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 $10,000,000 $11,000,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total Project Costs October 2010 (includes escalation & contingency) Projection Budget Actual Committed $10.6B $9.6B Actual $1.2B Budget $1.4B Committed $6.0B ~ $1 Billion Lower 100% of Costs (000) SCANA CORPORATION

10 ~ 2/3 EPC Costs Fixed / Fixed with Escalators SCE&G, Westinghouse, & Shaw agreed to shift significant additional portions of the EPC contract components from the “target” category to the “fixed cost” and “fixed cost with escalation” categories categories About 66% of Total Project is Fixed/Fixed with Escalation 0 20 40 60 80 100 Executed Contract Contract as of 10/2010 Target Fixed/Firm SCANA CORPORATION Cost Categories (Percent)

BLRA Filings Filed Revenue Requested Revenue Granted % Req. Granted % Increase Effective BLRA Initial Filing 05/30/08 $7.8 $7.8 100% 0.4% BLRA Annual RRA 05/29/09 $22.5 $22.5 100% 1.1% BLRA Annual RRA 05/28/10 $47.3(1) $47.3 100% 2.3% 2010 Regulatory Schedule New Nuclear Annual Matters Other Activities 5/17 Q1 Status Report 2/28 - Integrated Resource Plan Filing 4/1 DSM Hearing 8/16 Q2 Status Report 3/25 Electric Fuel Cost Review Retail Electric Base Case 11/15 Q3 Status Report 5/28 - BLRA Revised Rate Application Feb Q4 Status Report 6/15 - Gas RSA Filing Completed ($ in Millions) SCANA CORPORATION Regulatory Update 11 (1) Adjusted amount based on actual CWIP, net of Supreme Court decision

12 Questions? SCANA CORPORATION